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                        The Prudential Series Fund, Inc.

                      Supplement dated August 29, 2002 to
                         Prospectus, dated May 1, 2002
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                     SP Alliance Large Cap Growth Portfolio

   The following supplements the section of the prospectus entitled 'How the Portfolios Invest--Investment Objectives and Policies:'

   The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio's investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.
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                        SP MFS Mid-Cap Growth Portfolio

   The following supplements the section of the prospectus entitled 'Portfolio Managers:'

   The Portfolio is managed by a team. MFS Senior Vice President Mark Regan, who had been a co-manager for the Portfolio, retired effective June 30, 2002. David Sette-Ducati will continue as a member of the management team.

   Eric Fischman joined the management team during April 2002. Mr. Fischman is a Senior Vice President of MFS. Mr. Fischman joined MFS as a research analyst during 2000 and was named a portfolio manager in April 2002. He earned an M.B.A. degree from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. From 1998 to 2000, Mr. Fischman served as an equity research analyst at State Street Research. Prior to that, he served as an equity research analyst at Dreyfus Corporation. Mr. Fischman also holds the Chartered Financial Analyst (CFA) designation.
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                   SP INVESCO Small Company Growth Portfolio

   The following supplements the section of the Prospectus entitled 'Portfolio Managers:'

   The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

   Stacie L. Cowell, a senior vice president of INVESCO, is the lead portfolio manager of the Portfolio. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

   Cameron Cooke is the co-portfolio manager of the Portfolio. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A. in economics from the University of North Carolina at Chapel Hill.

PSFSUP1

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                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                   Diversified Conservative Growth Portfolio

   The following supplements the section of the prospectus entitled 'How the Portfolios Invest--Investment Objectives and Policies:'

   Each Portfolio may invest in swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. Each Portfolio may also invest in preferred stock, and may invest in debt from emerging markets. Each Portfolio may invest in event-linked bonds.
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                               Jennison Portfolio

   The following supplements the section of the Prospectus entitled 'How the Portfolios Invest--Investment Objectives and Policies:'

   The Portfolio may invest in equity swap agreements.
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                   Diversified Conservative Growth Portfolio

   The following supplements the section of the Prospectus entitled 'How the Portfolios Invest--Investment Objectives and Policies:'

   The Portfolio may enter into short sales of securities. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation.